SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 16, 2001



                               DIGEX, INCORPORATED
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             (Exact name of registrant as specified in its charter)



        Delaware                     000-26873                59-3582217
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)



                   One Digex Plaza, Beltsville, MD20750 20750
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(240) 264-2000
                                                   -----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 7. Financial Statements and Exhibits.


     (c)  The following Exhibits are filed as part of this report:


          EXHIBIT NO.                DESCRIPTION

             99.1             Analyst Presentation

Item 9.  Regulation FD Disclosure


     On October 19, 2000, an action purporting to raise class action and derivative claims, In Re: Digex, Inc. Shareholders Litigation, Consolidated Civil Action No. 18336 NC (the "Action"), was filed in the Court of Chancery of the State of Delaware in and for New Castle County against Intermedia Communications Inc. ("Intermedia"), Digex, Incorporated ("Digex"), certain interested directors of Digex, and WorldCom, Inc. ("WorldCom"). On February 15, 2001, WorldCom, Intermedia and Digex announced an agreement in principle providing for the settlement of the Action in its entirety.


     On February 16, 2001, Digex held a conference call for analysts, investors and other interested parties to discuss the announcement of the proposed settlement of the Action. A presentation was made by Mark Shull, Digex's President and Chief Executive Officer, and Timothy Adams, Digex's Chief Financial Officer and a question and answer session followed. An audio replay of the conference call was made available through February 23, 2001 at 5:00 pm EST by dialing 800-839-2205 or 402-998-1854 (International) and entering Passcode #284471. A copy of the script (the "Script") for such conference call is filed as Exhibit 99.1 and is incorporated by reference herein.


     The information, including without limitation, all forward-looking statements, contained in the Script or provided in the conference call and related question and answer session speaks only as of February 16, 2001. The Company assumes no obligation, and disclaims any obligation, to update information contained in the Script or provided in the conference call and related question and answer session.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DIGEX, INCORPORATED
                                  (Registrant)




Dated:  February 16, 2001         By:  /s/ Timothy Adams
                                       -----------------------------------------
                                       Name:  Timothy Adams
                                       Title:  Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.                     DESCRIPTION

        99.1           Analyst Presentation